Exhibit 10.51

No. 7012858
Trademark Registration
Big Tree Carnival

Commodity Registered with the Trademark (Category 28)

 Game stations, magician gears, toys, chesses, sport balls, fitness apparatus, exercise instruments, swimming pools for entertainment purpose, roller skates, adornments (except for lights and candies) for Christmas tree (END)

Registrant: Shantou Big Tree Toys Co., Ltd.

Registration Address: Licuo Industrial Park, Waisha Town, Longhu District, Shantou City, Guangdong Province
Term: From September 14, 2010 to September 13, 2020
Director of the Bureau: Li, Jianchang

Trademark Office of the State Administration for Industry and Commerce of the People’s Republic of China (Stamp)